UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2025

WeCapital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56335	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F Aristo Toranomon

1-17-16 Nishi Shinbashi Minato-Ku,

Tokyo, Japan

(Address of principal executive offices)

81-90-6002-4978

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On January 10, 2025, the Board of Directors of WeCapital Holdings, Inc. (or the “Company”) approved the dismissal of Michael Gillespie & Associates, PLLC (“Gillespie”) as the Company’s independent registered public accounting firm.

There were no (1) disagreements between the Company and Gillespie regarding accounting principles, financial statement disclosures, or auditing scope or procedures, as defined in Item 304(a)(1)(iv) of Regulation S-K, nor (2) reportable events as outlined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Gillespie with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that Gillespie furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of the Gillespie letter, dated February 4, 2025.

(b) Engagement of New Independent Registered Public Accountant

On January 10, 2025, the Board of Directors approved the engagement of Bush & Associates CPA LLC (PCAOB ID: 6797) as the Company’s independent registered public accounting firm. Bush & Associates CPA LLC will audit the Company’s financial information for the fiscal years ended July 31, 2024, July 31, 2023, and will review all applicable interim periods.

During the fiscal years ended July 31, 2023, July 31, 2022, and July 31, 2021, neither the Company nor anyone on its behalf consulted with Bush & Associates CPA LLC regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Bush & Associates CPA LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K)

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Michael Gillespie & Associates, PLLC dated February 4, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WeCapital Holdings, Inc.

Date: February 4, 2025	By	/s/ Koichi Ishizuka
Koichi Ishizuka
Chief Executive Officer